UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]    Preliminary Information Statement

[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

[X]    Definitive Information Statement

PRINCIPAL FUNDS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box) :

[x]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set for the amount on which the filing fee is calculated and state how it was determined) :

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: ______________________________________

2)	Form, Schedule or Registration Statement No.: _____________________

3)	Filing Party: ________________________________________________

PRINCIPAL FUNDS, INC. - INFLATION PROTECTION FUND

IMPORTANT NOTICE REGARDING THE
INTERNET AVAILABILITY OF INFORMATION STATEMENT

May 24, 2017

As a shareholder of the Inflation Protection Fund (the "Fund"), a series of Principal Funds, Inc., you are receiving this notice regarding the internet availability of an information statement (the "Information Statement") relating to the appointment of a sub-sub-advisor to manage a portion of the Fund's assets. This notice presents an overview of the Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and review all of the information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action in connection with the changes.

The Information Statement details the appointment of a new sub-sub-advisor. At a meeting of the Board of Directors (the "Board") held on March 14, 2017, the Board unanimously approved a sub-sub-advisory agreement with BlackRock International Limited (" BIL") with respect to the Fund. On April 17, 2017, BIL signed an agreement to manage, along with BlackRock Financial Management, Inc., a portion of the Fund's assets.

The Fund has received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission that permits the Advisor, subject to certain conditions such as approval by the Board, to enter into a new sub-advisory agreement with a sub-advisor or to change the term of an existing sub-advisory agreement with a sub-advisor. Approval by the Fund's shareholders is not required, but the Manager of Managers Order requires that the Information Statement be made available to the Fund's shareholders.

By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund's website at http://pages.principalfunds.com/rs/131-UKS-131/images/information-statement-05-24-2017-pfi-inflation-protection.pdf. The Information Statement will be available on the website until at least September 15, 2017. You may request a paper copy of the Information Statement, free of charge, by contacting the Fund in writing at Principal Funds, P.O. Box 8024, Boston, MA 02266-8024, by calling 1-800-222-5852, or by visiting www.principalfunds.com.

Only one copy of this note will be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Principal Funds, P.O. Box 8024, Boston, MA 02266-8024 or call 1-800-222-5852. Shareholders wishing to receive separate copies of the Fund's notices in the future, and shareholders sharing an address who wish to receive a single copy if they currently are receiving multiple copies, should also contact the Fund.

If you want to receive a paper copy of the Information Statement, you must request one.
There is no charge to obtain a copy.

PRINCIPAL FUNDS, INC. – INFLATION PROTECTION FUND
INFORMATION STATEMENT
MAY 24, 2017
This Information Statement is provided in connection with the addition of a new Sub-Sub-Advisor to the Principal Funds, Inc. (“PFI”) Inflation Protection Fund (“the “Fund”). BlackRock International Limited ("BIL" or the "Sub-Sub-Advisor"), entered into a Sub-Sub-Advisory Agreement with BlackRock Financial Management, Inc. ("BlackRock" or the "Sub-Advisor"), and Principal Global Investors, LLC (the “Advisor”), the investment advisor to PFI, on April 17, 2017, and began providing investment advisory services to the Fund on the same day.

Under an order from the Securities and Exchange Commission (“SEC”), PFI and the Advisor may enter into and materially amend agreements with sub-advisors without obtaining shareholder approval. The order permits PFI and the Advisor to hire one or more sub-advisors or sub-sub-advisors, change sub-advisors or sub-sub-advisors and reallocate management fees between the Advisor and the sub-advisors, without obtaining shareholder approval.

The address of the Fund’s Advisor and transfer agent (Principal Shareholder Services, Inc.) is Des Moines, Iowa 50392. The address of the Fund’s principal underwriter (Principal Funds Distributor, Inc.) is 620 Coolidge Drive, Suite 300, Folsom, CA 95630.

The Fund will furnish, without charge, a copy of the annual report and the most recent semiannual report succeeding the annual report, if any, upon request. To request a report, call 1-800-222-5852 or write Principal Funds, P.O. Box 8024, Boston, MA 02266-8024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND

On March 14, 2017, the Board of Directors of PFI (the "Board") unanimously approved the addition of BIL as a Sub-Sub-Advisor to the Fund along with the current sub-advisor, BlackRock Financial Management, Inc. ("BlackRock" or "Sub-Advisor"). On April 17, 2017, BIL signed an agreement to manage, along with BlackRock, a portion of the Fund's assets.
NEW SUB-SUB-ADVISORY AGREEMENT

The terms of the sub-sub-advisory agreement with BIL (the "Sub-Sub-Advisory Agreement") are the same in all material respects as the current sub-advisory agreements with BlackRock, other than the fees are to be paid by BlackRock. The following is a brief summary of the material terms of the Sub-Sub-Advisory Agreement. This summary is qualified in its entirety by reference to the text of the Sub-Sub-Advisory Agreement attached.

Like the current sub-advisory agreement with BlackRock, the new Sub-Sub-Advisory Agreement provides that BIL, will, among other things,

(1)
provide investment advisory services to the Fund including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

(2)	arrange for the purchase and sale of the Fund’s portfolio securities;

(3)	provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4)
advise and assist the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of PFI’s Board of Directors regarding the general conduct of the investment business of the Fund; and

(5)	provide periodic reports regarding the investment service provided to the Fund.

NEW SUB-SUB-ADVISOR

BlackRock International Limited
BlackRock International Limited ("BIL") is a corporation organized under the laws of Scotland and a registered adviser with its place of business at Exchange Place, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom.
Ownership of BIL: BIL is indirectly wholly-owned by BlackRock, Inc., 1209 Orange Street, Wilmington, DE 19801. PNC Wealth Management, Two PNC Plaza, 30th Floor, 620 Liberty Avenue, Pittsburgh, PA 15222, is a beneficial owner of approximately 21% of BlackRock, Inc.
Management of BIL: Set forth below is the names, principal occupations, and addresses of the principal executive officers of BIL.

Name	Address	Management Responsibility
Nicholas James Charrington	Exchange Place, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom	Statutory Director - Chairman
Margaret Young	Exchange Place, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom	Statutory Director
Richard Webb	Exchange Place, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom	Statutory Director
Nicholas Hall	Exchange Place, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom	Statutory Director
James Ed Fishwick	Exchange Place, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom	Statutory Director
Rudolph Andy Damm	Exchange Place, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom	Statutory Director
Colin Thomson	Exchange Place, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom	Statutory Director
Eleanor de Freitas	Exchange Place, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom	Statutory Director
David Blumer	Exchange Place, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom	Statutory Director - CEO
Patrick Olson	Exchange Place, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom	Statutory Director - COO
Similar Investment Companies Advised by BIL. BIL has stated that is does currently act as an investment adviser to a registered investment company with similar investment objectives and policies as those of the Fund.
Payments to Affiliates. For the fiscal year ended October 31, 2016, the Fund paid PGI management fees of approximately $6,459,000 and Distributor Rule 12b-1 distribution fees of approximately $103,000. For the fiscal year ended October 31, 2016, the Fund did not pay any brokerage commissions to brokers affiliated with PGI or sub-advisors of PFI.

BOARD EVALUATION OF NEW SUB-SUB-ADVISORY AGREEMENT

At its March 14, 2017 meeting, the Board considered whether to approve the Sub-Sub-Advisory agreement between the Advisor and BIL with respect to a portion of the Fund.
The Board considered the nature, quality and extent of services expected to be provided under the Sub-Sub-Advisory Agreement. The Board noted that the Sub-Sub-Advisor is an affiliate of BlackRock Financial Management, Inc. ("BlackRock" or "Sub-Advisor"), that Sub-Advisor currently provides sub-advisory services for the Fund, that the Sub-Sub-Advisor would be retained to assist Sub-Advisor in managing the investment strategy it currently manages for the Fund, and that the Board concluded at its September 2016 Board meeting that the nature, quality, and extent of the services provided by Sub-Advisor to the Fund under the applicable subadvisory agreement were satisfactory. The Board also considered the experience and skills of the Sub-Sub-Advisor’s investment personnel who would share responsibility for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Advisor’s program for identifying, recommending, monitoring, and replacing sub-advisors (including sub-sub-advisors) and that the Advisor recommended the Sub-Sub-Advisor based upon that program.

The Board noted that, with respect to the Fund, the Sub-Sub-Advisor would be retained to assist Sub-Advisor in managing the strategy it currently manages for the Fund, and that the Board had concluded at its September 2016 Board meeting that Sub-Advisor was qualified.

The Board considered, with respect to the Fund, the Sub-Sub-Advisor would be compensated by Sub-Advisor, and that the Advisor compensates Sub-Advisor from its own management fee so that shareholders pay only the management fee. The Board concluded at its September 2016 Board meeting that the subadvisory fee for the Fund was reasonable.

The Board also considered the character and amount of other incidental benefits to be received by the Sub-Sub-Advisor. The Board noted that Sub-Advisor and the Sub-Sub-Advisor did not intend to use soft dollars. The Board concluded that, on the basis of the information provided, the proposed subadvisory fees were reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Sub-Advisory Agreement were fair and reasonable and that approval of the Sub-Sub-Advisory Agreement was in the best interests of the Fund.

FUND OWNERSHIP

As of the close of business May 4, 2017, the officers and directors of the Fund as a group beneficially owned less than one percent of the outstanding shares of the Fund. The following table sets forth information regarding the beneficial ownership of shares of the Fund as of May 4, 2017 by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares.

Name and Address	Share Class	Percentage of Ownership
PERSHING LLC	A	25.29%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

WELLS FARGO CLEARING SERVICES LLC	A	6.01%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

PERSHING LLC	C	14.76%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

WELLS FARGO CLEARING SERVICES LLC	C	5.50%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

PRINCIPAL TRUST COMPANY	I	31.58%
PRINCIPAL TRUST TARGET DATE
COLLECTIVE INVESTMENT FUNDS
1013 CENTRE RD STE 300
WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME 2020 FUND	I	12.60%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PIF	I	11.32%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 FUND	I	8.30%
ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	I	7.13%
FBO PRINCIPAL FINANCIAL GROUP
ATTN RIS NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-9992

Name and Address	Share Class	Percentage of Ownership
SAM BALANCED PORTFOLIO PIF	I	5.38%
ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH ST
DES MOINES IA 50392-0001

DCGT AS TTEE AND/OR CUST	R1	93.97%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

DCGT AS TTEE AND/OR CUST	R2	70.10%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

MLPF&S FOR THE SOLE	R2	26.90%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

DCGT AS TTEE AND/OR CUST	R3	85.25%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

DCGT AS TTEE AND/OR CUST	R4	68.66%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

STATE STREET BANK AND TRUST COMPANY	R4	9.51%
TRUSTEE AND/OR CUSTODIAN
FBO ADP ACCESS PRODUCT
1 LINCOLN ST
BOSTON MA 02111-2901

MATRIX TRUST COMPANY CUST FBO	R4	5.99%
JANIK L L P EMPLOYEES RETIREMENT
717 17TH ST STE 1300
DENVER CO 80202-3304

PRINCIPAL TRUST COMPANY	R4	5.52%
FBO INSURITY INC DEF COMP PLAN
ATTN SUSAN SAGGIONE
1013 CENTRE RD
WILMINGTON DE 19805-1265

Name and Address	Share Class	Percentage of Ownership
DCGT AS TTEE AND/OR CUST	R5	69.77%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

COMANCHE COUNTY HOSPITAL AUTHORITY	R5	18.43%
FBO COMANCHE COUNTY HOSPITAL
AUTHORITY EMPLOYEE EXCESS PLAN
ATTN DONNA WADE
3401 W GORE BLVD
LAWTON OK 73505-6300

INVESTMENT SUB-SUB‑ADVISORY AGREEMENT

This Agreement is effective this 17th day of April, 2017 by and between BLACKROCK FINANCIAL MANAGEMENT, INC., a Delaware Corporation, a Delaware corporation and registered investment adviser (“Sub-Advisor”) , and BlackRock International Limited, a corporation organized under the laws of Scotland and a registered investment adviser (“Sub-Sub-Advisor” and collectively with the Sub-Advisor, the “parties” and individually each, a “party”).
W I T N E S S E T H:

WHEREAS, the Principal Funds, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;
WHEREAS, Principal Management Corporation (the “Manager”), an Iowa Corporation, and the Sub-Advisor are parties to a Sub-Advisory Agreement, dated January 1, 2010 (the “Sub-Advisory Agreement”), whereas the Sub-Advisor provides investment advisory services to for all or a portion of the assets of each series of the Fund identified in Appendix A (each, a “Series”);
WHEREAS, the Sub-Advisor desires to retain Sub-Sub-Advisor to provide certain investment services with respect to the Fund upon the terms and conditions set forth below and has furnished the Sub-Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the “Management Agreement”) with the Fund

(b)	Sub-Advisory Agreement

(c)	The Fund’s registration statement and financial statements as filed with the Securities and Exchange Commission (the “SEC”);

(d)	The Fund’s Articles of Incorporation and By‑laws

(e)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor and Sub-Sub-Advisor.
WHEREAS, the Fund and the Manager have agreed that Sub-Advisor may retain an affiliated investment adviser to provide certain advisory activities with respect to the Series so long as Sub-Advisor shall be as fully responsible to the Fund for the acts and omissions of the Sub-Sub-Advisor as it is for its own acts and omissions;
NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:
1.    Appointment of Sub-Sub-Advisor
The Sub-Advisor hereby appoints the Sub-Sub-Advisor, consistent with the terms of this Agreement and Sub-Advisory Agreement, to act as a discretionary investment manager with respect to such portion of the assets of the Series as the Sub-Advisor shall allocate to the Sub-Sub-Advisor for the period and pursuant to the terms and conditions set forth in this Agreement (the “Allocated Assets”), subject to the control and direction of the Manager and the Fund’s Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Sub-Advisor accepts such appointment and agrees to provide the services contemplated herein for the compensation herein provided. For the purposes of the rules of the Financial Conduct Authority of the United Kingdom and based on the information obtained in respect of the Sub-Advisor, the Sub-Advisor will be treated by the Sub-Sub-Advisor as a professional client. The Sub-Advisor acknowledges and accepts this categorization. The Sub-Advisor has the right to request a different categorization at any time from the Sub-Sub-Advisor, however, the Sub-Sub-Advisor only provides the services to professional clients and will no longer be able to provide services to the Sub-Advisor in the event of a request for a change in categorization.
The Sub-Sub-Advisor represents, warrants and covenants that it is authorized and regulated by the Financial Conduct Authority (“FCA” and the applicable rules promulgated by the FCA, the “FCA Rules”).
2.    Obligations of and Services to be Provided by the Sub-Sub-Advisor
The Sub-Sub-Advisor will provide certain of the day-to-day operations of the Series, which may include one or more of the following services, at the request of the Sub-Advisor:

(a)	Provide investment advisory services, including but not limited to research, advice and supervision for the Allocated Assets of each Series.

(b)
Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series’ respective investment objective(s) and policies and any specific criteria applicable to the Allocated Assets.

(c)
Implement the approved investment program for the Allocated Assets by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund’s registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)
Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.

(e)
Maintain, in connection with the Sub-Sub-Advisor’s investment advisory services provided to the Allocated Assets, compliance with the 1940 Act and the regulations adopted by the SEC thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 12(d) of this Agreement and any specific criteria applicable to the Allocated Assets.

(f)
Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series (and any specific criteria applicable to the Allocated Assets) are being observed.

(g)
Upon request, provide assistance in the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund’s Board of Directors.

(h)
Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series.

(i)
Open accounts with Foreign Account Tax Compliance Act compliant broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for each Series, place all necessary orders with broker‑dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law and permitted by the FCA Rules, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Sub‑Advisor in the manner the Sub-Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Sub-Advisor. To the extent consistent with applicable law, the Sub-Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Sub-Advisor in managing the Allocated Assets. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Sub-Advisor provided that all conditions of such order are complied with.

(j)
Maintain all accounts, books and records with respect to the Allocated Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or the Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Sub-Advisor provides to the Allocated Assets of a Series.

(k)
Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of the Sub-Sub-Advisor’s current Code of Ethics. The Sub-Sub-Advisor shall promptly forward to the Sub-Advisor, and Sub-Advisor shall forward to the Manager, a copy of any material amendment to the Sub-Sub-Advisor’s Code of Ethics along with certification that the Sub-Sub-Advisor has implemented procedures for administering the Sub-Sub-Advisor’s Code of Ethics.

(l)
From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of the Allocated Assets of a Series.

(m)
Provide such information as is customarily provided by an investment advisor, or as may be required or reasonably requested by the Manager, for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Such information includes, but is not limited to: the Sub-Sub-Advisor’s compliance manual and policies and procedures adopted to comply with Rule 206(4)-7 of the Advisers Act (to the extent such compliance manual and policies and procedures differ from those of the Sub-Advisor); the Sub-Sub-Advisor’s most recent annual compliance report or a detailed summary of such report; timely and complete responses to all Quarterly Compliance Questionnaires (including the identification of any material compliance matters and a copy of any material changes to the Sub-Sub-Advisor’s Rule 206(4)-7 compliance policies and procedures, along with a written summary of of each such change); Annual Proxy Voting Questionnaires; Annual Best Execution and Soft Dollar Questionnaires, and responses to all other requests from the Manager. The Sub-Advisor or the Sub-Sub-Advisor agrees to advise the Manager of any material deficiencies issued by the SEC, as well as any remedial activities. The Sub-Advisor or the Sub-Sub-Advisor will advise the Manager of any material changes in the Sub-Sub-Advisor’s ownership within a reasonable time after any such change.

(n)
Have the responsibility and authority to vote proxies received on behalf of each Series (with respect to the Allocated Assets) in a manner consistent with the Sub-Sub-Advisor’s proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule. Sub-Advisor shall cause to be forwarded to Sub-Sub-Advisor all proxy solicitation materials that it receives and shall assist Sub-Sub-Advisor in its efforts to conduct the proxy voting process.

(o)
Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by each Series (with respect to the portion thereof allocated to the Sub-Sub-Advisor).

(p)
Cooperate with the Manager in its performance of quarterly and annual tax compliance tests to monitor the Series’ compliance with Subchapter M of the Code. It is acknowledged that the Sub-Sub-Advisor does not act as the tax advisor for the Series. If it is determined by the Manager or its tax advisors that the Series is not in compliance with the requirements imposed by the Code, the Sub-Sub-Advisor, in consultation with the Manager and its tax advisors, will take prompt action to bring the Series back into compliance with the time permitted under the Code.

3.    Prohibited Conduct
(a)    In providing the services described in this agreement, the Sub-Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Financial Group, Inc. regarding transactions for the Fund in securities or other assets.

(b)    The Sub-Advisor acknowledges that the Sub-Sub-Advisor does not hold “client money” and/or “safe custody assets” for the Sub-Advisor under the Client Asset Rules (the “CASS Rules”) of the FCA.

4.    Compensation
As full compensation for all services rendered and obligations assumed by the Sub-Sub‑Advisor hereunder with respect to the Allocated Assets, the Sub-Advisor agrees to pay to Sub-Sub-Advisor and Sub-Sub-Advisor agrees to accept as full compensation for all services rendered by Sub-Sub-Advisor as such a fee, computed daily and payable monthly, as agreed to between Sub-Sub-Advisor and Sub-Advisor from time to time.
5.    Liability of Sub-Sub‑Advisor
Neither the Sub-Sub‑Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Sub-Advisor, Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Sub‑Advisor’s investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Sub‑Advisor or any of its directors, officers, employees, agents, or affiliates.

6.    Trade Errors
The Sub-Advisor or the Sub-Sub-Advisor will notify the Manager of any Trade Error(s), regardless of materiality, promptly upon the discovery such Trade Error(s) by the Sub-Sub-Advisor.

7.    Supplemental Arrangements
The Sub-Sub‑Advisor may enter into arrangements with other persons affiliated with the Sub-Sub‑Advisor or with unaffiliated third parties to better enable the Sub-Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Sub‑Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund; provided, however, that entry into any such arrangements shall not relieve the Sub-Sub-Advisor of any of its obligations under this Agreement.

8.    Regulation
The Sub-Sub‑Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

9.    Duration and Termination of This Agreement
No amendment of this Agreement shall be effective unless in writing and signed by the parties and the Manager. This Agreement shall become effective with respect to a Series as of the corresponding date set forth on Appendix B to this Agreement, as may be amended from time to time, and, unless otherwise terminated with respect to such Series, shall continue in effect thereafter for the initial term set forth on Appendix B to this Agreement, and thereafter from year to year, provided that in each case the continuance is specifically approved within the period required by the 1940 Act either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Financial Group, Inc., the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of a Series fail to approve the Agreement or Sub-Advisory Agreement or any continuance of the Agreement or Sub-Advisory in accordance with the requirements of the 1940 Act, the Sub-Sub‑Advisor will continue to act as Sub-Sub‑Advisor with respect to the Allocated Assets of such Series pending the required approval of the Agreement or Sub-Sub Advisory Agreement or its continuance or of any contract with the Sub-Advisor or Sub-Sub‑Advisor or a different manager or sub‑advisor or other definitive action; provided, that the compensation received by the Sub‑Advisor in respect to the Allocated Assets of such Series during such period is in compliance with Rule 15a‑4 under the 1940 Act.

This Agreement may be terminated with respect to a Series at any time without the payment of any penalty by the Board of Directors of the Fund, the Sub‑Advisor, the Sub-Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series, on sixty days’ written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 8, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment,” “voting security” and “majority of the outstanding voting securities”) shall be applied.

10.    Amendment of this Agreement
No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series (as defined in the 1940 Act) and by vote of a majority of the Board of Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Manager, the Sub‑Advisor, the Sub-Sub-Advisor, Principal Financial Group or the Fund cast in person at a meeting called for the purpose of voting on such approval.

11.    Additional Series
In the event the Manager wishes to appoint the Sub-Sub-Advisor to perform the services described in this Agreement with respect to one or more additional Series of the Fund after the effective date of this Agreement, such Series will become a Series under this Agreement upon approval of this Agreement in the manner required by the 1940 Act and the amendment of Appendices A and B hereto.

12.    General Provisions

(a)
Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)
Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre‑paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392‑0200. The address of the Sub-Advisor for this purpose shall be 40 East 52nd Street, New York, New York, 10022. The address of the Sub-Sub-Advisor for this purpose shall be 711 High Street, Des Moines IA 50392..

(c)	The Sub-Sub‑Advisor will within a reasonable time frame notify the Manager of the occurrence of any of the following events:

1.
the Sub-Sub‑Advisor fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub‑Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

2.
the Sub-Sub‑Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

3.
to the extent permitted by law or the relevant regulator, the Sub-Sub-Advisor becomes aware of any material pending or threatened action, suit, proceeding, inquiry or investigation that is reasonably likely to result in a conviction, order, judgment or decree issued with respect to it or any affiliate that could reasonably be expected to result in the Sub-Advisor becoming ineligible to serve as an investment adviser of a registered investment company under the 1940 Act.

4.
the Sub-Sub-Advisor becomes aware of a transaction or series of transactions that is reasonably likely to result in a material change in the management or control of the Sub-Advisor or a controlling person thereof or otherwise in the assignment (as defined in the 1940 Act) of this Agreement by the Sub-Advisor.

(d)
The Manager shall provide (or cause the Series’ custodian to provide) timely information to the Sub-Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Sub-Advisor to perform its duties and responsibilities hereunder.

(e)
The Sub-Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. The Sub-Sub-Advisor further represents that it is contrary to the Sub-Sub-Advisor’s policies to permit those who select brokers or dealers for execution of Fund portfolio securities transactions to take into account the broker’s or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(f)
The Sub-Sub-Advisor acknowledges that the Series is relying on the exclusion from the definition of “commodity pool operator” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”). The Sub-Sub-Advisor will not exceed the de minimis trading limits set forth in Rule 4.5(c)(2) unless otherwise agreed to in writing.

(g)
The Sub-Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager

(h)	This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

BLACKROCK FINANCIAL MANAGEMENT, INC.

By:	/s/ Anne Ackerley
Name:	Anne Ackerley
Title:	Managing Director

BLACKROCK INTERNATIONAL LIMITED

By:	/s/ Cathy Carnegie
Name:	Cathy Carnegie
Title:	Managing Director - BlackRock

/s/ Elliott Hughes
Elliott Hughes
Director - BlackRock

ACCEPTED AND AGREED

PRINCIPAL MANAGEMENT CORPORATION

By:	/s/ Adam Shaikh
Name:	Adam Shaikh
Title:	Counsel

By:	/s/ Jennifer Block
Name:	Jennifer Block
Title:	Counsel

APPENDIX A

[INTENTIONALLY OMITTED]

APPENDIX B

Effective Date and Initial Term of Sub-Sub-Advisory Agreement for each Series
Series	Effective Date	Initial Term
Inflation Protection Fund	4/17/2017	2 years
Diversified Real Assets Fund	4/17/2017	2 years